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                                                                   Exhibit 10(a)

              [LETTERHEAD OF DRINKER BIDDLE & REATH APPEARS HERE]

                                                      February 27, 1997

Stratton Monthly Dividend Shares, Inc.
610 W. Germantown Pike
Suite 300
Plymouth Meeting, PA 19462-1050

         Re:      Stratton Monthly Dividend Shares, Inc.
                  Post-Effective Amendment No. 17 to Registration
                  Statement on Form N-1A
                  (Registration No. 2-42379)
                  -----------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel for Stratton Monthly Dividend Shares, Inc., a Maryland corporation (the "Fund"), and have been informed by the Fund of the registration of 934,407 shares of common stock ("Shares"), pursuant to Post-Effective Amendment No. 17 to the Fund's Registration Statement under the Securities Act of 1933. The registration of such Shares has been made in reliance upon Rule 24e-2 under the Investment Company Act of 1940.

         The Fund is an open-end investment company authorized to issue a total of 10,000,000 shares of common stock, par value $1.00 per share. We have reviewed the Fund's Articles of Incorporation, its by-laws, resolutions adopted by its Board of Directors and holders of its Shares, and such other legal and factual matters as we have deemed appropriate, and we have relied on information provided by the Fund in Post-Effective Amendment No. 17 as to the number of Shares to be registered.

         This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

         Based on the foregoing, we are of the opinion that the foregoing Shares of common stock, when issued for payment as described in the Fund's Prospectus, will be validly issued, fully paid and non-assessable by the Fund.

         We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to Post-Effective Amendment No. 17 to the Fund's Registration Statement.

                                        Very truly yours,

                                        /s/ DRINKER BIDDLE & REATH

                                        DRINKER BIDDLE & REATH